Exhibit 99.1

                                                                         Cmoproj
                                                    UBS 1:18:31 pm April 8, 2004
Fixed Income Research     MALT0404A 30 year 5.7     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 1A1   68,702,350.68   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.90   356.60   100.0PPC     101:08

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   100:24    5.412    5.354    5.215    5.045    4.840    4.609    4.333    3.984    3.503
   100:25    5.408    5.348    5.205    5.031    4.820    4.583    4.299    3.940    3.446
   100:26    5.404    5.342    5.196    5.016    4.800    4.556    4.265    3.896    3.389
   100:27    5.399    5.336    5.186    5.002    4.780    4.530    4.231    3.853    3.333
   100:28    5.395    5.331    5.176    4.988    4.760    4.504    4.197    3.809    3.276
   100:29    5.391    5.325    5.167    4.974    4.740    4.477    4.163    3.766    3.219
   100:30    5.387    5.319    5.157    4.959    4.720    4.451    4.129    3.722    3.163
   100:31    5.383    5.313    5.148    4.945    4.700    4.425    4.096    3.679    3.106

   101:00    5.379    5.308    5.138    4.931    4.680    4.399    4.062    3.636    3.050
   101:01    5.374    5.302    5.128    4.916    4.660    4.372    4.028    3.592    2.993
   101:02    5.370    5.296    5.119    4.902    4.640    4.346    3.994    3.549    2.937
   101:03    5.366    5.290    5.109    4.888    4.620    4.320    3.960    3.506    2.880
   101:04    5.362    5.285    5.100    4.874    4.601    4.294    3.927    3.462    2.824
   101:05    5.358    5.279    5.090    4.859    4.581    4.268    3.893    3.419    2.768
   101:06    5.354    5.273    5.081    4.845    4.561    4.241    3.859    3.376    2.712
   101:07    5.349    5.267    5.071    4.831    4.541    4.215    3.826    3.333    2.655

   101:08    5.345    5.262    5.061    4.817    4.521    4.189    3.792    3.290    2.599
   101:09    5.341    5.256    5.052    4.803    4.501    4.163    3.758    3.246    2.543
   101:10    5.337    5.250    5.042    4.789    4.482    4.137    3.725    3.203    2.487
   101:11    5.333    5.244    5.033    4.774    4.462    4.111    3.691    3.160    2.431
   101:12    5.329    5.239    5.023    4.760    4.442    4.085    3.658    3.117    2.375
   101:13    5.324    5.233    5.014    4.746    4.422    4.059    3.624    3.074    2.319
   101:14    5.320    5.227    5.004    4.732    4.403    4.033    3.591    3.031    2.263
   101:15    5.316    5.221    4.995    4.718    4.383    4.007    3.557    2.989    2.207

   101:16    5.312    5.216    4.985    4.704    4.363    3.981    3.524    2.946    2.152
   101:17    5.308    5.210    4.976    4.690    4.343    3.955    3.490    2.903    2.096
   101:18    5.304    5.204    4.966    4.675    4.324    3.929    3.457    2.860    2.040
   101:19    5.300    5.199    4.957    4.661    4.304    3.903    3.424    2.817    1.985
   101:20    5.295    5.193    4.947    4.647    4.284    3.877    3.390    2.774    1.929
   101:21    5.291    5.187    4.938    4.633    4.265    3.851    3.357    2.732    1.873
   101:22    5.287    5.181    4.928    4.619    4.245    3.825    3.324    2.689    1.818
   101:23    5.283    5.176    4.919    4.605    4.226    3.799    3.290    2.646    1.762
 Avg Life   11.324    7.416    3.928    2.462    1.691    1.256    0.961    0.740    0.562
 Duration    7.392    5.350    3.221    2.166    1.551    1.177    0.914    0.713    0.548
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/34     1/34     1/34     1/34     3/11    12/08    10/07    12/06     4/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:20:12 pm April 8, 2004
Fixed Income Research     MALT0404B 30 year 6.3     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 2A1   22,690,268.75   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.37   358.00   100.0PPC     103:13

Senior Bond, 95.06 percent of deal

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   102:29    5.624    5.453    5.041    4.532    3.921    3.241    2.427    1.399   -0.008
   102:30    5.620    5.447    5.032    4.518    3.901    3.215    2.393    1.356   -0.063
   102:31    5.615    5.441    5.022    4.504    3.881    3.189    2.360    1.314   -0.118
   103:00    5.611    5.435    5.013    4.490    3.862    3.163    2.327    1.271   -0.173
   103:01    5.607    5.430    5.003    4.476    3.842    3.137    2.294    1.229   -0.228
   103:02    5.603    5.424    4.994    4.462    3.822    3.111    2.261    1.186   -0.283
   103:03    5.599    5.418    4.985    4.448    3.803    3.086    2.228    1.144   -0.338
   103:04    5.595    5.413    4.975    4.434    3.783    3.060    2.194    1.102   -0.393

   103:05    5.591    5.407    4.966    4.420    3.763    3.034    2.161    1.059   -0.448
   103:06    5.587    5.401    4.956    4.406    3.744    3.008    2.128    1.017   -0.503
   103:07    5.582    5.396    4.947    4.392    3.724    2.983    2.095    0.975   -0.557
   103:08    5.578    5.390    4.938    4.378    3.705    2.957    2.062    0.933   -0.612
   103:09    5.574    5.384    4.928    4.364    3.685    2.931    2.029    0.891   -0.667
   103:10    5.570    5.379    4.919    4.350    3.666    2.906    1.996    0.848   -0.721
   103:11    5.566    5.373    4.909    4.336    3.646    2.880    1.963    0.806   -0.776
   103:12    5.562    5.367    4.900    4.322    3.627    2.854    1.930    0.764   -0.830

   103:13    5.558    5.362    4.891    4.308    3.607    2.829    1.897    0.722   -0.885
   103:14    5.554    5.356    4.881    4.294    3.588    2.803    1.865    0.680   -0.939
   103:15    5.550    5.350    4.872    4.280    3.568    2.777    1.832    0.638   -0.994
   103:16    5.545    5.345    4.863    4.266    3.549    2.752    1.799    0.596   -1.048
   103:17    5.541    5.339    4.853    4.252    3.529    2.726    1.766    0.554   -1.102
   103:18    5.537    5.334    4.844    4.238    3.510    2.701    1.733    0.512   -1.157
   103:19    5.533    5.328    4.835    4.224    3.490    2.675    1.700    0.470   -1.211
   103:20    5.529    5.322    4.825    4.210    3.471    2.650    1.668    0.429   -1.265

   103:21    5.525    5.317    4.816    4.196    3.451    2.624    1.635    0.387   -1.319
   103:22    5.521    5.311    4.807    4.182    3.432    2.599    1.602    0.345   -1.373
   103:23    5.517    5.305    4.798    4.169    3.413    2.573    1.569    0.303   -1.428
   103:24    5.513    5.300    4.788    4.155    3.393    2.548    1.537    0.261   -1.482
   103:25    5.509    5.294    4.779    4.141    3.374    2.522    1.504    0.220   -1.536
   103:26    5.505    5.289    4.770    4.127    3.355    2.497    1.472    0.178   -1.590
   103:27    5.500    5.283    4.760    4.113    3.335    2.472    1.439    0.136   -1.643
   103:28    5.496    5.277    4.751    4.099    3.316    2.446    1.406    0.095   -1.697
 Avg Life   11.452    7.444    3.896    2.415    1.655    1.230    0.941    0.724    0.550
 Duration    7.321    5.326    3.216    2.155    1.542    1.174    0.914    0.715    0.552
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     8/10     9/08     8/07    10/06     3/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:24:55 pm April 8, 2004
Fixed Income Research     MALT0404C 30 year 4.9     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 3PT   34,465,338.03   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    4.5000   04/30/04   30 year   5.06   177.00   100.0PPC     100:27

Senior Bond, 96.85 percent of deal

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   100:11    4.419    4.389    4.318    4.229    4.120    3.991    3.837    3.642    3.372
   100:12    4.413    4.382    4.307    4.214    4.099    3.965    3.803    3.598    3.316
   100:13    4.407    4.375    4.297    4.199    4.079    3.938    3.769    3.555    3.259
   100:14    4.401    4.367    4.286    4.184    4.059    3.912    3.735    3.512    3.203
   100:15    4.395    4.360    4.275    4.169    4.038    3.885    3.701    3.468    3.147
   100:16    4.389    4.353    4.264    4.154    4.018    3.859    3.668    3.425    3.091
   100:17    4.383    4.345    4.253    4.139    3.998    3.832    3.634    3.382    3.035
   100:18    4.377    4.338    4.243    4.124    3.977    3.806    3.600    3.339    2.979

   100:19    4.371    4.330    4.232    4.109    3.957    3.779    3.566    3.296    2.923
   100:20    4.365    4.323    4.221    4.094    3.937    3.753    3.532    3.252    2.867
   100:21    4.359    4.316    4.210    4.079    3.917    3.726    3.499    3.209    2.811
   100:22    4.353    4.308    4.200    4.064    3.896    3.700    3.465    3.166    2.755
   100:23    4.347    4.301    4.189    4.049    3.876    3.674    3.431    3.123    2.699
   100:24    4.341    4.294    4.178    4.034    3.856    3.647    3.397    3.080    2.643
   100:25    4.336    4.286    4.167    4.019    3.836    3.621    3.364    3.037    2.588
   100:26    4.330    4.279    4.157    4.004    3.816    3.595    3.330    2.994    2.532

   100:27    4.324    4.272    4.146    3.989    3.796    3.568    3.297    2.952    2.476
   100:28    4.318    4.264    4.135    3.974    3.775    3.542    3.263    2.909    2.421
   100:29    4.312    4.257    4.125    3.959    3.755    3.516    3.229    2.866    2.365
   100:30    4.306    4.250    4.114    3.944    3.735    3.490    3.196    2.823    2.310
   100:31    4.300    4.243    4.103    3.929    3.715    3.463    3.162    2.780    2.254
   101:00    4.294    4.235    4.092    3.914    3.695    3.437    3.129    2.738    2.199
   101:01    4.288    4.228    4.082    3.899    3.675    3.411    3.095    2.695    2.143
   101:02    4.282    4.221    4.071    3.885    3.655    3.385    3.062    2.652    2.088

   101:03    4.276    4.213    4.060    3.870    3.635    3.359    3.029    2.610    2.033
   101:04    4.271    4.206    4.050    3.855    3.615    3.333    2.995    2.567    1.977
   101:05    4.265    4.199    4.039    3.840    3.595    3.306    2.962    2.524    1.922
   101:06    4.259    4.191    4.029    3.825    3.575    3.280    2.928    2.482    1.867
   101:07    4.253    4.184    4.018    3.810    3.555    3.254    2.895    2.439    1.812
   101:08    4.247    4.177    4.007    3.795    3.535    3.228    2.862    2.397    1.757
   101:09    4.241    4.170    3.997    3.781    3.515    3.202    2.829    2.354    1.702
   101:10    4.235    4.162    3.986    3.766    3.495    3.176    2.795    2.312    1.647
 Avg Life    6.425    5.058    3.300    2.282    1.647    1.242    0.960    0.745    0.569
 Duration    5.216    4.219    2.883    2.066    1.532    1.175    0.919    0.720    0.555
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/19     1/19     1/19     1/19    11/12     5/09     2/08     3/07     6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:30:56 pm April 8, 2004
Fixed Income Research     MALT0404D 30 year 5.2     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 4PT   40,692,980.25   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.0000   04/30/04   30 year   5.18   178.00   100.0PPC     102:16

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   102:00    4.603    4.497    4.242    3.924    3.533    3.074    2.525    1.830    0.875
   102:01    4.597    4.490    4.232    3.910    3.513    3.048    2.492    1.788    0.820
   102:02    4.591    4.483    4.221    3.895    3.493    3.022    2.460    1.746    0.766
   102:03    4.585    4.476    4.210    3.880    3.473    2.996    2.427    1.704    0.712
   102:04    4.579    4.468    4.200    3.865    3.453    2.971    2.394    1.663    0.658
   102:05    4.573    4.461    4.189    3.851    3.433    2.945    2.361    1.621    0.604
   102:06    4.568    4.454    4.179    3.836    3.414    2.919    2.328    1.579    0.550
   102:07    4.562    4.447    4.168    3.821    3.394    2.893    2.295    1.537    0.495

   102:08    4.556    4.439    4.158    3.807    3.374    2.868    2.262    1.495    0.441
   102:09    4.550    4.432    4.147    3.792    3.354    2.842    2.230    1.454    0.388
   102:10    4.544    4.425    4.137    3.777    3.335    2.816    2.197    1.412    0.334
   102:11    4.538    4.418    4.126    3.763    3.315    2.791    2.164    1.370    0.280
   102:12    4.532    4.410    4.115    3.748    3.295    2.765    2.131    1.329    0.226
   102:13    4.526    4.403    4.105    3.733    3.275    2.739    2.099    1.287    0.172
   102:14    4.521    4.396    4.094    3.719    3.256    2.714    2.066    1.246    0.118
   102:15    4.515    4.389    4.084    3.704    3.236    2.688    2.033    1.204    0.065

   102:16    4.509    4.381    4.073    3.690    3.216    2.663    2.001    1.163    0.011
   102:17    4.503    4.374    4.063    3.675    3.197    2.637    1.968    1.121   -0.042
   102:18    4.497    4.367    4.052    3.660    3.177    2.611    1.936    1.080   -0.096
   102:19    4.491    4.360    4.042    3.646    3.158    2.586    1.903    1.038   -0.150
   102:20    4.485    4.353    4.031    3.631    3.138    2.560    1.871    0.997   -0.203
   102:21    4.480    4.345    4.021    3.617    3.118    2.535    1.838    0.956   -0.256
   102:22    4.474    4.338    4.011    3.602    3.099    2.509    1.806    0.914   -0.310
   102:23    4.468    4.331    4.000    3.588    3.079    2.484    1.773    0.873   -0.363

   102:24    4.462    4.324    3.990    3.573    3.060    2.459    1.741    0.832   -0.417
   102:25    4.456    4.317    3.979    3.559    3.040    2.433    1.708    0.790   -0.470
   102:26    4.450    4.309    3.969    3.544    3.020    2.408    1.676    0.749   -0.523
   102:27    4.445    4.302    3.958    3.530    3.001    2.382    1.644    0.708   -0.576
   102:28    4.439    4.295    3.948    3.515    2.981    2.357    1.611    0.667   -0.629
   102:29    4.433    4.288    3.937    3.501    2.962    2.332    1.579    0.626   -0.683
   102:30    4.427    4.281    3.927    3.486    2.942    2.306    1.547    0.585   -0.736
   102:31    4.421    4.274    3.917    3.472    2.923    2.281    1.514    0.544   -0.789
 Avg Life    6.470    5.085    3.309    2.284    1.646    1.241    0.959    0.744    0.568
 Duration    5.183    4.207    2.892    2.080    1.545    1.188    0.931    0.732    0.566
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19     8/12     4/09     2/08     3/07     6/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:34:29 pm April 8, 2004
Fixed Income Research     MALT0404E 30 year 5.8     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 5A1   45,777,029.48   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.84   178.00   100.0PPC     103:28

Senior Bond, 94.81 percent of deal

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   103:12    4.840    4.669    4.251    3.721    3.066    2.316    1.416    0.278   -1.282
   103:13    4.834    4.662    4.241    3.707    3.046    2.290    1.383    0.235   -1.336
   103:14    4.828    4.654    4.230    3.692    3.026    2.264    1.349    0.193   -1.391
   103:15    4.822    4.647    4.220    3.677    3.006    2.238    1.316    0.151   -1.445
   103:16    4.817    4.640    4.209    3.662    2.986    2.212    1.283    0.109   -1.499
   103:17    4.811    4.633    4.198    3.648    2.966    2.186    1.250    0.067   -1.554
   103:18    4.805    4.626    4.188    3.633    2.946    2.160    1.217    0.025   -1.608
   103:19    4.799    4.618    4.177    3.618    2.926    2.134    1.184   -0.017   -1.662

   103:20    4.793    4.611    4.167    3.603    2.906    2.108    1.151   -0.059   -1.717
   103:21    4.787    4.604    4.156    3.589    2.886    2.082    1.118   -0.101   -1.771
   103:22    4.782    4.597    4.146    3.574    2.866    2.056    1.085   -0.143   -1.825
   103:23    4.776    4.590    4.135    3.559    2.846    2.030    1.052   -0.185   -1.879
   103:24    4.770    4.582    4.125    3.544    2.826    2.004    1.019   -0.227   -1.933
   103:25    4.764    4.575    4.114    3.530    2.806    1.978    0.986   -0.269   -1.987
   103:26    4.758    4.568    4.104    3.515    2.787    1.953    0.953   -0.311   -2.041
   103:27    4.752    4.561    4.093    3.500    2.767    1.927    0.920   -0.353   -2.095

   103:28    4.747    4.554    4.083    3.486    2.747    1.901    0.887   -0.394   -2.149
   103:29    4.741    4.547    4.073    3.471    2.727    1.875    0.854   -0.436   -2.203
   103:30    4.735    4.539    4.062    3.456    2.707    1.849    0.821   -0.478   -2.256
   103:31    4.729    4.532    4.052    3.442    2.687    1.824    0.788   -0.520   -2.310
   104:00    4.723    4.525    4.041    3.427    2.667    1.798    0.755   -0.561   -2.364
   104:01    4.718    4.518    4.031    3.413    2.648    1.772    0.723   -0.603   -2.418
   104:02    4.712    4.511    4.020    3.398    2.628    1.746    0.690   -0.645   -2.471
   104:03    4.706    4.504    4.010    3.383    2.608    1.721    0.657   -0.686   -2.525

   104:04    4.700    4.497    3.999    3.369    2.588    1.695    0.624   -0.728   -2.578
   104:05    4.694    4.489    3.989    3.354    2.568    1.669    0.592   -0.769   -2.632
   104:06    4.689    4.482    3.979    3.340    2.549    1.644    0.559   -0.811   -2.685
   104:07    4.683    4.475    3.968    3.325    2.529    1.618    0.526   -0.852   -2.739
   104:08    4.677    4.468    3.958    3.310    2.509    1.593    0.494   -0.894   -2.792
   104:09    4.671    4.461    3.947    3.296    2.489    1.567    0.461   -0.935   -2.845
   104:10    4.665    4.454    3.937    3.281    2.470    1.541    0.429   -0.976   -2.899
   104:11    4.660    4.447    3.927    3.267    2.450    1.516    0.396   -1.018   -2.952
 Avg Life    6.525    5.099    3.276    2.229    1.592    1.200    0.926    0.718    0.548
 Duration    5.152    4.180    2.862    2.043    1.507    1.161    0.911    0.717    0.556
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19    11/10    10/08     9/07    11/06     4/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:36:41 pm April 8, 2004
Fixed Income Research     MALT0404F 30 year 5.7     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 6A1   55,990,944.49   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.83   358.00   100.0PPC     102:11

Senior Bond, 93.12 percent of deal

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   101:27    5.265    5.148    4.863    4.503    4.079    3.608    3.042    2.326    1.346
   101:28    5.261    5.142    4.853    4.488    4.058    3.581    3.007    2.282    1.288
   101:29    5.257    5.137    4.844    4.474    4.038    3.554    2.972    2.237    1.230
   101:30    5.253    5.131    4.834    4.459    4.017    3.527    2.937    2.193    1.172
   101:31    5.249    5.125    4.824    4.444    3.997    3.500    2.903    2.148    1.114
   102:00    5.244    5.119    4.815    4.430    3.976    3.473    2.868    2.104    1.057
   102:01    5.240    5.114    4.805    4.415    3.956    3.446    2.833    2.059    0.999
   102:02    5.236    5.108    4.795    4.401    3.935    3.419    2.799    2.015    0.941

   102:03    5.232    5.102    4.786    4.386    3.915    3.392    2.764    1.971    0.884
   102:04    5.228    5.096    4.776    4.371    3.895    3.365    2.730    1.926    0.826
   102:05    5.224    5.091    4.766    4.357    3.874    3.339    2.695    1.882    0.768
   102:06    5.220    5.085    4.757    4.342    3.854    3.312    2.660    1.838    0.711
   102:07    5.216    5.079    4.747    4.328    3.833    3.285    2.626    1.793    0.654
   102:08    5.211    5.074    4.738    4.313    3.813    3.258    2.591    1.749    0.596
   102:09    5.207    5.068    4.728    4.299    3.793    3.231    2.557    1.705    0.539
   102:10    5.203    5.062    4.718    4.284    3.772    3.205    2.522    1.661    0.481

   102:11    5.199    5.057    4.709    4.270    3.752    3.178    2.488    1.617    0.424
   102:12    5.195    5.051    4.699    4.255    3.732    3.151    2.454    1.573    0.367
   102:13    5.191    5.045    4.690    4.241    3.711    3.124    2.419    1.529    0.310
   102:14    5.187    5.040    4.680    4.226    3.691    3.098    2.385    1.485    0.253
   102:15    5.183    5.034    4.671    4.212    3.671    3.071    2.351    1.441    0.196
   102:16    5.179    5.028    4.661    4.197    3.651    3.044    2.316    1.397    0.138
   102:17    5.175    5.022    4.651    4.183    3.630    3.018    2.282    1.353    0.081
   102:18    5.171    5.017    4.642    4.168    3.610    2.991    2.248    1.309    0.024

   102:19    5.166    5.011    4.632    4.154    3.590    2.965    2.213    1.265   -0.032
   102:20    5.162    5.005    4.623    4.139    3.570    2.938    2.179    1.221   -0.089
   102:21    5.158    5.000    4.613    4.125    3.549    2.911    2.145    1.178   -0.146
   102:22    5.154    4.994    4.604    4.111    3.529    2.885    2.111    1.134   -0.203
   102:23    5.150    4.989    4.594    4.096    3.509    2.858    2.077    1.090   -0.260
   102:24    5.146    4.983    4.585    4.082    3.489    2.832    2.043    1.046   -0.316
   102:25    5.142    4.977    4.575    4.067    3.469    2.805    2.008    1.003   -0.373
   102:26    5.138    4.972    4.566    4.053    3.449    2.779    1.974    0.959   -0.430
 Avg Life   11.260    7.313    3.804    2.334    1.605    1.195    0.914    0.704    0.535
 Duration    7.417    5.342    3.173    2.095    1.496    1.137    0.883    0.690    0.531
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     1/10     5/08     5/07     8/06     1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:38:41 pm April 8, 2004
Fixed Income Research     MALT0404G 30 year 6.2     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 7A1   64,291,448.96   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.33   358.00   100.0PPC     103:28

Senior Bond, 93.60 percent of deal

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   103:12    5.560    5.362    4.882    4.277    3.563    2.772    1.822    0.625   -1.012
   103:13    5.556    5.357    4.873    4.263    3.543    2.745    1.789    0.582   -1.068
   103:14    5.552    5.351    4.863    4.248    3.523    2.719    1.755    0.539   -1.123
   103:15    5.548    5.345    4.854    4.234    3.503    2.693    1.721    0.495   -1.179
   103:16    5.543    5.340    4.844    4.220    3.483    2.667    1.687    0.452   -1.235
   103:17    5.539    5.334    4.835    4.205    3.463    2.640    1.654    0.409   -1.291
   103:18    5.535    5.328    4.825    4.191    3.443    2.614    1.620    0.366   -1.347
   103:19    5.531    5.323    4.816    4.177    3.423    2.588    1.586    0.323   -1.402

   103:20    5.527    5.317    4.806    4.163    3.403    2.562    1.553    0.280   -1.458
   103:21    5.523    5.311    4.797    4.148    3.383    2.536    1.519    0.237   -1.513
   103:22    5.519    5.306    4.788    4.134    3.363    2.510    1.486    0.195   -1.569
   103:23    5.515    5.300    4.778    4.120    3.343    2.483    1.452    0.152   -1.624
   103:24    5.511    5.294    4.769    4.106    3.323    2.457    1.418    0.109   -1.680
   103:25    5.506    5.289    4.759    4.091    3.303    2.431    1.385    0.066   -1.735
   103:26    5.502    5.283    4.750    4.077    3.284    2.405    1.351    0.023   -1.791
   103:27    5.498    5.277    4.740    4.063    3.264    2.379    1.318   -0.020   -1.846

   103:28    5.494    5.272    4.731    4.049    3.244    2.353    1.285   -0.062   -1.901
   103:29    5.490    5.266    4.722    4.035    3.224    2.327    1.251   -0.105   -1.957
   103:30    5.486    5.260    4.712    4.020    3.204    2.301    1.218   -0.148   -2.012
   103:31    5.482    5.255    4.703    4.006    3.184    2.275    1.184   -0.190   -2.067
   104:00    5.478    5.249    4.693    3.992    3.165    2.249    1.151   -0.233   -2.122
   104:01    5.474    5.244    4.684    3.978    3.145    2.223    1.118   -0.275   -2.177
   104:02    5.470    5.238    4.675    3.964    3.125    2.197    1.084   -0.318   -2.232
   104:03    5.466    5.232    4.665    3.950    3.105    2.171    1.051   -0.360   -2.287

   104:04    5.462    5.227    4.656    3.936    3.086    2.145    1.018   -0.403   -2.342
   104:05    5.457    5.221    4.647    3.921    3.066    2.119    0.985   -0.445   -2.397
   104:06    5.453    5.216    4.637    3.907    3.046    2.094    0.951   -0.488   -2.452
   104:07    5.449    5.210    4.628    3.893    3.026    2.068    0.918   -0.530   -2.507
   104:08    5.445    5.204    4.619    3.879    3.007    2.042    0.885   -0.572   -2.561
   104:09    5.441    5.199    4.609    3.865    2.987    2.016    0.852   -0.615   -2.616
   104:10    5.437    5.193    4.600    3.851    2.967    1.990    0.819   -0.657   -2.671
   104:11    5.433    5.188    4.591    3.837    2.948    1.964    0.786   -0.699   -2.726
 Avg Life   11.398    7.379    3.824    2.342    1.608    1.197    0.915    0.705    0.536
 Duration    7.321    5.312    3.184    2.111    1.509    1.150    0.896    0.701    0.542
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     1/10     5/08     5/07     9/06     1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:47:36 pm April 8, 2004
Fixed Income Research     MALT0404H 30 year 6.9     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 8A1   28,289,111.81   6.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.5000   04/30/04   30 year   6.93   358.00   100.0PPC     105:02

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   104:18    5.897    5.637    5.008    4.215    3.279    2.245    1.004   -0.558   -2.689
   104:19    5.893    5.632    4.999    4.201    3.260    2.219    0.971   -0.600   -2.743
   104:20    5.889    5.626    4.989    4.187    3.240    2.193    0.938   -0.642   -2.797
   104:21    5.885    5.620    4.980    4.173    3.220    2.167    0.905   -0.684   -2.852
   104:22    5.881    5.615    4.971    4.159    3.201    2.141    0.872   -0.727   -2.906
   104:23    5.877    5.609    4.961    4.145    3.181    2.116    0.839   -0.769   -2.961
   104:24    5.872    5.604    4.952    4.131    3.161    2.090    0.806   -0.811   -3.015
   104:25    5.868    5.598    4.943    4.117    3.142    2.064    0.773   -0.853   -3.069

   104:26    5.864    5.592    4.933    4.102    3.122    2.039    0.740   -0.895   -3.123
   104:27    5.860    5.587    4.924    4.088    3.103    2.013    0.707   -0.937   -3.178
   104:28    5.856    5.581    4.914    4.074    3.083    1.987    0.674   -0.978   -3.232
   104:29    5.852    5.575    4.905    4.060    3.063    1.962    0.641   -1.020   -3.286
   104:30    5.848    5.570    4.896    4.046    3.044    1.936    0.609   -1.062   -3.340
   104:31    5.844    5.564    4.887    4.032    3.024    1.910    0.576   -1.104   -3.394
   105:00    5.839    5.558    4.877    4.018    3.005    1.885    0.543   -1.146   -3.448
   105:01    5.835    5.553    4.868    4.004    2.985    1.859    0.510   -1.188   -3.502

   105:02    5.831    5.547    4.859    3.990    2.966    1.834    0.477   -1.229   -3.556
   105:03    5.827    5.542    4.849    3.976    2.946    1.808    0.445   -1.271   -3.609
   105:04    5.823    5.536    4.840    3.962    2.927    1.783    0.412   -1.313   -3.663
   105:05    5.819    5.530    4.831    3.948    2.907    1.757    0.379   -1.355   -3.717
   105:06    5.815    5.525    4.821    3.934    2.888    1.732    0.347   -1.396   -3.771
   105:07    5.811    5.519    4.812    3.921    2.868    1.706    0.314   -1.438   -3.824
   105:08    5.807    5.514    4.803    3.907    2.849    1.681    0.281   -1.479   -3.878
   105:09    5.803    5.508    4.794    3.893    2.829    1.655    0.249   -1.521   -3.932

   105:10    5.799    5.502    4.784    3.879    2.810    1.630    0.216   -1.562   -3.985
   105:11    5.794    5.497    4.775    3.865    2.791    1.604    0.184   -1.604   -4.039
   105:12    5.790    5.491    4.766    3.851    2.771    1.579    0.151   -1.645   -4.092
   105:13    5.786    5.486    4.757    3.837    2.752    1.554    0.118   -1.687   -4.146
   105:14    5.782    5.480    4.747    3.823    2.732    1.528    0.086   -1.728   -4.199
   105:15    5.778    5.474    4.738    3.809    2.713    1.503    0.053   -1.770   -4.252
   105:16    5.774    5.469    4.729    3.795    2.694    1.477    0.021   -1.811   -4.306
   105:17    5.770    5.463    4.720    3.782    2.674    1.452   -0.011   -1.852   -4.359
 Avg Life   11.559    7.454    3.844    2.348    1.611    1.198    0.916    0.705    0.536
 Duration    7.218    5.270    3.183    2.117    1.517    1.158    0.904    0.709    0.549
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     1/10     5/08     5/07     8/06     1/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    6:33:30 pm April 19, 2004
Fixed Income Research   MALT0404I 30 year 7.0   Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 9A1   121,149,394.08  5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   6.00   182.26   100.0PPC     102:12

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    15.00    20.00    25.00    30.00    40.00    50.00    60.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   101:28    5.128    5.025    4.909    4.777    4.631    4.467    4.085    3.640    3.107
   101:29    5.122    5.018    4.900    4.767    4.618    4.453    4.065    3.614    3.073
   101:30    5.116    5.011    4.891    4.756    4.605    4.438    4.045    3.588    3.040
   101:31    5.110    5.003    4.882    4.745    4.593    4.423    4.025    3.561    3.007
   102:00    5.104    4.996    4.873    4.734    4.580    4.408    4.005    3.535    2.973
   102:01    5.098    4.989    4.864    4.724    4.567    4.393    3.985    3.509    2.940
   102:02    5.092    4.981    4.855    4.713    4.554    4.378    3.965    3.483    2.907
   102:03    5.086    4.974    4.846    4.702    4.542    4.363    3.945    3.457    2.874

   102:04    5.080    4.967    4.837    4.692    4.529    4.348    3.925    3.431    2.840
   102:05    5.074    4.959    4.828    4.681    4.517    4.333    3.905    3.405    2.807
   102:06    5.068    4.952    4.820    4.670    4.504    4.319    3.885    3.379    2.774
   102:07    5.062    4.945    4.811    4.660    4.491    4.304    3.865    3.353    2.741
   102:08    5.057    4.937    4.802    4.649    4.479    4.289    3.845    3.327    2.708
   102:09    5.051    4.930    4.793    4.639    4.466    4.274    3.825    3.301    2.675
   102:10    5.045    4.923    4.784    4.628    4.453    4.259    3.805    3.275    2.642
   102:11    5.039    4.916    4.775    4.617    4.441    4.245    3.785    3.249    2.608

   102:12    5.033    4.908    4.766    4.607    4.428    4.230    3.765    3.223    2.575
   102:13    5.027    4.901    4.758    4.596    4.416    4.215    3.745    3.197    2.542
   102:14    5.021    4.894    4.749    4.585    4.403    4.200    3.725    3.171    2.509
   102:15    5.015    4.886    4.740    4.575    4.391    4.186    3.705    3.146    2.476
   102:16    5.009    4.879    4.731    4.564    4.378    4.171    3.685    3.120    2.444
   102:17    5.003    4.872    4.722    4.554    4.365    4.156    3.665    3.094    2.411
   102:18    4.997    4.865    4.713    4.543    4.353    4.141    3.645    3.068    2.378
   102:19    4.992    4.857    4.705    4.533    4.340    4.127    3.626    3.042    2.345

   102:20    4.986    4.850    4.696    4.522    4.328    4.112    3.606    3.017    2.312
   102:21    4.980    4.843    4.687    4.511    4.315    4.097    3.586    2.991    2.279
   102:22    4.974    4.836    4.678    4.501    4.303    4.083    3.566    2.965    2.246
   102:23    4.968    4.828    4.669    4.490    4.290    4.068    3.546    2.939    2.214
   102:24    4.962    4.821    4.661    4.480    4.278    4.053    3.527    2.914    2.181
   102:25    4.956    4.814    4.652    4.469    4.265    4.039    3.507    2.888    2.148
   102:26    4.950    4.807    4.643    4.459    4.253    4.024    3.487    2.862    2.115
   102:27    4.945    4.799    4.634    4.448    4.240    4.009    3.467    2.837    2.083
 Avg Life    6.581    5.154    4.109    3.332    2.743    2.287    1.641    1.236    0.954
 Duration    5.140    4.170    3.433    2.863    2.415    2.057    1.526    1.173    0.920
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19     2/19     2/19     1/12     3/09     1/08

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    3:37:10 pm April 15, 2004
Fixed Income Research     MALT0404J 30 year 5.6     Margarita Genis mgenis@rhino
cmoproj.621                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
10A1   25,673,571.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.0000   04/30/04   30 year   5.85   238.00   100.0PPC     100:00

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    20.00    30.00    40.00    50.00    60.00    70.00    80.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    98:00    5.326    5.409    5.611    5.860    6.165    6.515    6.934    7.468    8.206
    98:04    5.306    5.382    5.568    5.799    6.080    6.403    6.790    7.283    7.964
    98:08    5.285    5.355    5.526    5.737    5.995    6.292    6.647    7.099    7.724
    98:12    5.264    5.328    5.484    5.676    5.911    6.181    6.504    6.916    7.484
    98:16    5.243    5.301    5.441    5.615    5.827    6.070    6.362    6.733    7.245
    98:20    5.223    5.274    5.399    5.554    5.743    5.960    6.220    6.551    7.007
    98:24    5.202    5.247    5.357    5.493    5.659    5.850    6.078    6.369    6.770
    98:28    5.182    5.221    5.315    5.433    5.576    5.740    5.937    6.188    6.533

    99:00    5.161    5.194    5.273    5.372    5.493    5.631    5.796    6.007    6.297
    99:04    5.141    5.167    5.232    5.312    5.410    5.522    5.656    5.827    6.062
    99:08    5.120    5.141    5.190    5.252    5.327    5.413    5.516    5.647    5.828
    99:12    5.100    5.114    5.149    5.192    5.244    5.304    5.376    5.468    5.594
    99:16    5.079    5.088    5.107    5.132    5.162    5.196    5.237    5.289    5.361
    99:20    5.059    5.061    5.066    5.072    5.080    5.088    5.098    5.111    5.129
    99:24    5.039    5.035    5.025    5.013    4.998    4.981    4.960    4.934    4.898
    99:28    5.019    5.009    4.984    4.953    4.916    4.873    4.822    4.757    4.667

   100:00    4.998    4.982    4.943    4.894    4.834    4.766    4.684    4.581    4.438
   100:04    4.978    4.956    4.902    4.835    4.753    4.659    4.547    4.405    4.209
   100:08    4.958    4.930    4.861    4.776    4.672    4.553    4.410    4.229    3.980
   100:12    4.938    4.904    4.821    4.717    4.591    4.447    4.274    4.055    3.753
   100:16    4.918    4.878    4.780    4.659    4.511    4.341    4.138    3.880    3.526
   100:20    4.898    4.852    4.740    4.600    4.430    4.235    4.002    3.706    3.300
   100:24    4.878    4.826    4.699    4.542    4.350    4.130    3.867    3.533    3.074
   100:28    4.858    4.800    4.659    4.484    4.270    4.025    3.732    3.360    2.849

   101:00    4.839    4.775    4.619    4.426    4.190    3.920    3.597    3.188    2.625
   101:04    4.819    4.749    4.579    4.368    4.110    3.815    3.463    3.016    2.402
   101:08    4.799    4.723    4.539    4.310    4.031    3.711    3.329    2.845    2.180
   101:12    4.779    4.698    4.499    4.253    3.952    3.607    3.196    2.674    1.958
   101:16    4.760    4.672    4.460    4.196    3.873    3.504    3.063    2.504    1.736
   101:20    4.740    4.647    4.420    4.138    3.794    3.400    2.930    2.334    1.516
   101:24    4.721    4.621    4.380    4.081    3.715    3.297    2.797    2.165    1.296
   101:28    4.701    4.596    4.341    4.024    3.637    3.194    2.665    1.996    1.077
 Avg Life    8.337    6.112    3.633    2.388    1.676    1.252    0.962    0.743    0.566
 Duration    6.180    4.753    3.044    2.106    1.529    1.164    0.906    0.707    0.543
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/24     2/24     2/24     2/24    10/11     2/09    12/07     2/07     5/06

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    6:27:38 pm April 19, 2004
Fixed Income Research   MALT0404K 30 year 6.2   Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
11A1   64,281,595.36   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.80   354.05   100.0PPC     102:10

    Price      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR      CPR
              5.00    10.00    15.00    20.00    25.00    30.00    40.00    50.00    60.00
---------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   101:26    5.770    5.653    5.518    5.367    5.197    5.007    4.583    4.111    3.544
   101:27    5.766    5.647    5.510    5.357    5.185    4.992    4.562    4.084    3.509
   101:28    5.762    5.641    5.503    5.347    5.173    4.978    4.541    4.057    3.474
   101:29    5.758    5.635    5.495    5.338    5.161    4.963    4.521    4.030    3.439
   101:30    5.753    5.629    5.487    5.328    5.149    4.948    4.500    4.003    3.405
   101:31    5.749    5.623    5.480    5.318    5.137    4.934    4.480    3.976    3.370
   102:00    5.745    5.618    5.472    5.308    5.125    4.919    4.459    3.949    3.335
   102:01    5.741    5.612    5.464    5.299    5.113    4.904    4.439    3.922    3.300

   102:02    5.736    5.606    5.457    5.289    5.101    4.889    4.418    3.895    3.265
   102:03    5.732    5.600    5.449    5.279    5.089    4.875    4.398    3.868    3.231
   102:04    5.728    5.594    5.441    5.269    5.077    4.860    4.377    3.841    3.196
   102:05    5.724    5.589    5.434    5.260    5.065    4.845    4.357    3.814    3.161
   102:06    5.720    5.583    5.426    5.250    5.053    4.831    4.336    3.787    3.127
   102:07    5.715    5.577    5.418    5.240    5.041    4.816    4.316    3.760    3.092
   102:08    5.711    5.571    5.411    5.230    5.028    4.802    4.295    3.733    3.058
   102:09    5.707    5.565    5.403    5.221    5.016    4.787    4.275    3.706    3.023

   102:10    5.703    5.560    5.396    5.211    5.004    4.772    4.254    3.679    2.989
   102:11    5.699    5.554    5.388    5.201    4.992    4.758    4.234    3.653    2.954
   102:12    5.695    5.548    5.380    5.192    4.981    4.743    4.214    3.626    2.920
   102:13    5.690    5.542    5.373    5.182    4.969    4.729    4.193    3.599    2.885
   102:14    5.686    5.536    5.365    5.172    4.957    4.714    4.173    3.572    2.851
   102:15    5.682    5.531    5.358    5.163    4.945    4.699    4.152    3.545    2.816
   102:16    5.678    5.525    5.350    5.153    4.933    4.685    4.132    3.519    2.782
   102:17    5.674    5.519    5.342    5.144    4.921    4.670    4.112    3.492    2.748

   102:18    5.669    5.513    5.335    5.134    4.909    4.656    4.091    3.465    2.713
   102:19    5.665    5.508    5.327    5.124    4.897    4.641    4.071    3.439    2.679
   102:20    5.661    5.502    5.320    5.115    4.885    4.627    4.051    3.412    2.645
   102:21    5.657    5.496    5.312    5.105    4.873    4.612    4.030    3.385    2.610
   102:22    5.653    5.490    5.305    5.095    4.861    4.598    4.010    3.359    2.576
   102:23    5.649    5.485    5.297    5.086    4.849    4.583    3.990    3.332    2.542
   102:24    5.644    5.479    5.289    5.076    4.837    4.569    3.970    3.305    2.508
   102:25    5.640    5.473    5.282    5.067    4.825    4.554    3.949    3.279    2.473
 Avg Life   11.439    7.408    5.181    3.837    2.959    2.348    1.611    1.199    0.917
 Duration    7.257    5.252    3.990    3.140    2.534    2.082    1.489    1.133    0.881
First Pay     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/34     1/34     1/34     1/34     1/34    12/33     1/10     5/08     5/07

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:14:47 pm April 8, 2004
Fixed Income Research     MALT0404A 30 year 5.7     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 1A1   68,702,350.68   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.90   356.60   100.0PPC      90:00

Senior Bond, 95.25 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    6.527    7.313    8.262    9.330   10.509
---------   ------   ------   ------   ------   ------
 Avg Life   19.014    8.840    5.111    3.406    2.470
 Duration   10.196    5.527    3.565    2.553    1.947
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/34     1/34     1/34     1/34     1/34

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:22:18 pm April 8, 2004
Fixed Income Research     MALT0404B 30 year 6.3     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 2PT   22,690,268.75   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.37   358.00   100.0PPC      90:00

Senior Bond, 95.06 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    7.066    7.854    8.794    9.841   10.986
---------   ------   ------   ------   ------   ------
 Avg Life   19.395    8.954    5.160    3.436    2.494
 Duration    9.865    5.417    3.530    2.549    1.960
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     2/34

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:23:06 pm April 8, 2004
Fixed Income Research     MALT0404C 30 year 4.9     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 3PT   34,465,338.03   4.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    4.5000   04/30/04   30 year   5.06   177.00   100.0PPC      90:00

Senior Bond, 96.85 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    6.146    6.829    7.656    8.609    9.678
---------   ------   ------   ------   ------   ------
 Avg Life    8.310    5.652    4.032    3.005    2.325
 Duration    6.198    4.297    3.132    2.388    1.889
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/19     1/19     1/19     1/19     1/19

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:33:06 pm April 8, 2004
Fixed Income Research     MALT0404D 30 year 5.2     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 4PT   40,692,980.25   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.0000   04/30/04   30 year   5.18   178.00   100.0PPC      90:00

Senior Bond, 96.85 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00   100.00   150.00   200.00   250.00
---------   ------   ------   ------   ------   ------
    90:00    6.681    8.170    9.096   10.121   11.241
---------   ------   ------   ------   ------   ------
 Avg Life    8.384    4.082    3.053    2.371    1.899
 Duration    6.077    3.118    2.396    1.910    1.566
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19     2/19

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:33:49 pm April 8, 2004
Fixed Income Research     MALT0404E 30 year 5.8     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 5A1   45,777,029.48   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.84   178.00   100.0PPC      90:00

Senior Bond, 94.81 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00   100.00   150.00   200.00   250.00
---------   ------   ------   ------   ------   ------
    90:00    7.209    8.733    9.691   10.762   11.930
---------   ------   ------   ------   ------   ------
 Avg Life    8.501    4.069    3.014    2.319    1.845
 Duration    5.992    3.055    2.339    1.857    1.519
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19     5/11

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:37:14 pm April 8, 2004
Fixed Income Research     MALT0404F 30 year 5.7     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 6A1   55,990,944.49   5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   5.83   358.00   100.0PPC      90:00

Senior Bond, 93.12 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    6.526    7.318    8.278    9.360   10.555
---------   ------   ------   ------   ------   ------
 Avg Life   19.057    8.804    5.060    3.352    2.417
 Duration   10.203    5.511    3.547    2.538    1.938
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     2/34

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:37:57 pm April 8, 2004
Fixed Income Research     MALT0404G 30 year 6.2     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 7A1   64,291,448.96   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.33   358.00   100.0PPC      90:00

Senior Bond, 93.60 percent of deal

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    7.067    7.864    8.823    9.902   11.092
---------   ------   ------   ------   ------   ------
 Avg Life   19.369    8.894    5.092    3.367    2.425
 Duration    9.855    5.385    3.491    2.509    1.921
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     2/34

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:48:02 pm April 8, 2004
Fixed Income Research     MALT0404H 30 year 6.9     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 8A1   28,289,111.81   6.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.5000   04/30/04   30 year   6.93   358.00   100.0PPC      90:00

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    7.608    8.409    9.369   10.445   11.631
---------   ------   ------   ------   ------   ------
 Avg Life   19.742    8.997    5.127    3.381    2.431
 Duration    9.543    5.268    3.438    2.480    1.904
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/34     2/34     2/34     2/34     2/34

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    6:31:13 pm April 19, 2004
Fixed Income Research   MALT0404I 30 year 7.0   Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
 9A1   121,149,394.08  5.50000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.5000   04/30/04   30 year   6.00   182.26   100.0PPC      90:00

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    7.199    7.906    8.768    9.775   10.921
---------   ------   ------   ------   ------   ------
 Avg Life    8.559    5.738    4.037    2.969    2.266
 Duration    6.028    4.160    3.017    2.286    1.794
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/19     2/19     2/19     2/19     2/19

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                     1:49:10 pm April 8, 2004
Fixed Income Research     MALT0404J 30 year 5.6     Margarita Genis mgenis@rhino
cmoproj.619                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
10A1   25,673,571.00   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.0000   04/30/04   30 year   5.85   238.00   100.0PPC      90:00

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    6.311    7.024    7.887    8.865    9.940
---------   ------   ------   ------   ------   ------
 Avg Life   11.815    7.043    4.622    3.282    2.470
 Duration    7.862    4.951    3.421    2.538    1.981
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/24     2/24     2/24     2/24     2/24

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
10A2    1,000,000.70   5.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    5.0000   04/30/04   30 year   5.85   238.00   100.0PPC      90:00

8% total sub

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    6.311    7.024    7.887    8.865    9.940
---------   ------   ------   ------   ------   ------
 Avg Life   11.815    7.043    4.622    3.282    2.470
 Duration    7.862    4.951    3.421    2.538    1.981
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     2/24     2/24     2/24     2/24     2/24

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

                                                                         Cmoproj
UBS                                                    6:26:50 pm April 19, 2004
Fixed Income Research   MALT0404K 30 year 6.2   Ciaran O'Brien obrienci@fiunmr23
cmoproj.623                                                               Page 1

Bond         Balance    Coupon   Delay     Factor   Index     Value   Reset   Multiplier   Cap
----   -------------   -------   -----   --------   -----   -------   -----   ----------   ---
11A1   64,281,595.36   6.00000      24   1.000000           -1.0000      --           --    --

Floor   Current     Settle      Deal    WAC      WAM    Pricing   Duration
         Coupon       Date                                Speed       @ Px
-----   -------   --------   -------   ----   ------   --------   --------
   --    6.0000   04/30/04   30 year   6.80   354.05   100.0PPC      90:00

    Price      PPC      PPC      PPC      PPC      PPC
              0.00    50.00   100.00   150.00   200.00
---------   ------   ------   ------   ------   ------
    90:00    7.063    7.883    8.900   10.082   11.435
---------   ------   ------   ------   ------   ------
 Avg Life   19.406    8.810    4.966    3.223    2.273
 Duration    9.899    5.323    3.388    2.388    1.790
First Pay     5/04     5/04     5/04     5/04     5/04
 Last Pay     1/34     1/34     1/34     1/34    11/33

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate It has no regard to the specific investment objectives, financial situation or thereof ("UBS"). particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a, solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its, subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker-dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/or sales in them as principal or agent. UBS (excluding the US broker-dealer unless specifically disclosed under Required Disclosures) may act or have acted as market-maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents, accepts any liability for any loss or damage arising United Kingdom and rest of Europe: Except as out of the use of all or any part of this report. otherwise specified herein, this material is communicated by UBS Limited, a subsidiary of UBS AG, to persons who are market counterparties or intermediate customers (as detailed in the FSA Rules) and is only available to such persons. The information contained herein does not apply to, and should not be relied Switzerland: Distributed by UBS AG to persons who are institutional investors only. Italy: upon by, private customers. Should persons receiving this research in Italy require additional information or wish to effect transactions in the relevant securities, they should contact Giubergia UBS SIM SpA, an associate of UBS SA, in Milan. South Africa: UBS Securities South Africa (Pty) Limited (incorporating J.D. Anderson & Co.) is a member of the JSE Securities Exchange SA. United States: Distributed to US persons by either UBS Securities LLC or by UBS Financial Services Inc., subsidiaries of UBS AG; or by a group, subsidiary or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Securities LLC or UBS Financial Services Inc. accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Securities LLC or UBS Financial Services Inc. All transactions by a US person in the securities mentioned in this report must, be effected through UBS Securities LLC or UBS Financial Services Inc., and not through a non-US affiliate. Canada: Distributed by UBS Securities Canada Inc., a subsidiary of UBS AG and a member of the principal Canadian stock exchanges & CIPF. A statement of its financial condition and a list of its directors and senior officers will be provided upon request. Hong Kong: Distributed by UBS Securities Asia Limited. Singapore: Distributed by UBS Securities Singapore Pte. Ltd. Japan: Distributed by UBS Securities Australia: Distributed by UBS Capital Japan Ltd to institutional investors only. Markets, Australia Australia Ltd licensed securities dealers. New Zealand: Distributed by UBS New Zealand Ltd,
(C) 2004
All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

 Bond      Balance      PassThru    WAC    WAM   WALA   Balloon
-----   -------------   --------   -----   ---   ----   -------
   63      125,219.74          7    7.25   178      2         0
   62      142,207.10      6.875   7.125   178      2         0
   61       71,544.35       6.75       7   178      2         0
   60      638,258.34      6.625   6.875   173      7         0
   59      154,091.92        6.5    6.75   153     27         0
   58      312,651.93      6.375   6.625   164     16         0
   57      360,876.11       6.25     6.5   173      7         0
   56      786,072.01      6.125   6.375   176      4         0
   55      185,999.92      6.075   6.375   177      3         0
   54      698,261.31          6    6.25   174      6         0
   53      386,633.20      5.875   6.125   177      3         0
   52    1,048,723.61       5.75       6   177      3         0
   51      104,406.24        5.7       6   177      3         0
   50    3,890,491.39      5.625   5.875   177      3         0
   49      540,058.48      5.575   5.875   177      3         0
   48    1,182,908.71        5.5    5.75   177      3         0
   47      415,255.18       5.45    5.75   177      3         0
   46    1,580,330.66      5.375   5.625   177      3         0
   45      151,911.21      5.325   5.625   178      2         0
   44      724,542.53       5.25     5.5   176      4         0
   43    1,352,280.56        5.2     5.5   178      2         0
   42    1,115,174.90      5.125   5.375   177      3         0
   41      441,767.27      5.075   5.375   177      3         0
   40      129,705.09          5    5.25   177      3         0
   39      358,845.29       4.95    5.25   178      2         0
   38      117,943.96      4.875   5.125   172      8         0
   37      193,977.16      4.855   5.105   172      8         0
   36      841,281.66      4.825   5.125   178      2         0
   35      583,293.33        4.7       5   178      2         0
   34      207,608.63      4.575   4.875   177      3         0
   33      647,790.05       7.75       8   355      5       175
   32      398,470.32        7.5    7.75   355      5       175
   31      645,624.96      7.375   7.625   355      5       175
   30      497,976.88      6.875   7.125   355      5       175
   29      726,154.62      6.625   6.875   357      3       177
   28      339,116.83        6.5    6.75   357      3       177
   27      436,678.49      6.125   6.375   352      8       172
   26    1,227,373.88       5.75       6   350     10       170
   25      395,174.83      7.375   7.625   176      4         0
   24      396,992.74      7.125   7.375   174      6         0
   23      697,619.17          7    7.25   176      4         0
   22      330,637.46       6.75       7   175      5         0
   21    2,225,925.06      6.625   6.875   175      5         0
   20    1,154,537.16        6.5    6.75   175      5         0
   19      733,155.32      6.375   6.625   176      4         0
   18    6,857,086.75       6.25     6.5   175      5         0
   17    5,687,444.67      6.125   6.375   176      4         0
   16      335,317.03        6.1    6.75   178      2         0
   15   10,032,349.97          6    6.25   175      5         0
   14    8,165,958.97      5.875   6.125   174      6         0
   13   12,936,566.31       5.75       6   176      4         0
   12      413,623.12       5.74    5.99   168     12         0
   11   33,280,905.42      5.625   5.875   175      5         0
   10    1,220,141.19      5.605   5.855   176      4         0
    9    1,988,123.95        5.5    5.75   174      6         0
    8    1,862,913.92      5.375   5.625   176      4         0
    7    2,219,960.67       5.25     5.5   176      4         0
    6      354,421.58       5.17    5.42   175      5         0
    5    5,477,433.09      5.125   5.375   176      4         0
    4      395,598.86       5.04    5.29   177      3         0
    3    2,105,492.65          5    5.25   175      5         0
    2    1,123,395.70      4.875   5.125   173      7         0
    1    3,195,580.45       4.75       5   176      4         0

MALT0404K  30 year  6.2's          User ID: obrienci          Deals Directory: /home/obrienci/DEALS
------------------------------------------------------------------------------------------------------------------------------------
Collateral Description         Date:    04/19/2004   18:28:13                                                    UBS Investment Bank
------------------------------------------------------------------------------------------------------------------------------------
Settlement Date:  4/30/2004  WHOLE 30 year  WAC: 6.80  WAM: 354.05  Pricing Speed:  100  PPC
------------------------------------------------------------------------------------------------------------------------------------

Num   Name    Bond   PassThru     WAC      WAM    WALA       Date        Factor      Bal owned     Bal used     Orig used *   In Box
------------------------------------------------------------------------------------------------------------------------------------
1     WHOLE    43    6.25000    6.50000    355     5        0/   0     0.00000000    1194516.82    1194516.82       Inf        0.00
2     WHOLE    42    6.20000    6.50000    356     4        0/   0     0.00000000     379910.41     379910.41       Inf        0.00
3     WHOLE    41    6.00000    6.25000    354     6        0/   0     0.00000000     407635.20     407635.20       Inf        0.00
4     WHOLE    40    5.95000    6.25000    355     5        0/   0     0.00000000     947194.36     947194.36       Inf        0.00
5     WHOLE    39    5.25000    5.50000    354     6        0/   0     0.00000000     925857.54     925857.54       Inf        0.00
6     WHOLE    38    5.12500    5.37500    352     8        0/   0     0.00000000     412459.56     412459.56       Inf        0.00
7     WHOLE    37    7.25000    7.50000    354     6        0/   0     0.00000000     209050.12     209050.12       Inf        0.00
8     WHOLE    36    7.12500    7.37500    356     4        0/   0     0.00000000     313135.27     313135.27       Inf        0.00
9     WHOLE    35    7.00000    7.25000    354     6        0/   0     0.00000000     695896.52     695896.52       Inf        0.00
10    WHOLE    34    6.93500    7.18500    355     5        0/   0     0.00000000     203184.23     203184.23       Inf        0.00
11    WHOLE    33    6.92500    8.25000    354     6        0/   0     0.00000000     237023.82     237023.82       Inf        0.00
12    WHOLE    32    6.87500    7.12500    355     5        0/   0     0.00000000     159352.61     159352.61       Inf        0.00
13    WHOLE    31    6.83500    7.08500    356     4        0/   0     0.00000000     262121.08     262121.08       Inf        0.00
14    WHOLE    30    6.75000    7.00000    356     4        0/   0     0.00000000    1561309.33    1561309.33       Inf        0.00
15    WHOLE    29    6.66500    6.91500    356     4        0/   0     0.00000000     129164.13     129164.13       Inf        0.00
16    WHOLE    28    6.62500    6.87500    355     5        0/   0     0.00000000    1139435.92    1139435.92       Inf        0.00
17    WHOLE    27    6.50000    6.75000    354     6        0/   0     0.00000000    1647922.63    1647922.63       Inf        0.00
18    WHOLE    26    6.12500    6.37500    357     3        0/   0     0.00000000      94734.62      94734.62       Inf        0.00
19    WHOLE    25    5.91000    6.16000    349    11        0/   0     0.00000000     180906.95     180906.95       Inf        0.00
20    WHOLE    24    5.75000    6.00000    357     3        0/   0     0.00000000     391072.45     391072.45       Inf        0.00
21    WHOLE    23    5.62500    5.87500    357     3        0/   0     0.00000000     506347.21     506347.21       Inf        0.00
22    WHOLE    22    8.25000    8.50000    355     5        0/   0     0.00000000     564111.96     564111.96       Inf        0.00
23    WHOLE    21    7.87500    8.12500    326     5        0/   0     0.00000000     737844.19     737844.19       Inf        0.00
24    WHOLE    20    7.70000    7.95000    355     5        0/   0     0.00000000     940483.35     940483.35       Inf        0.00
25    WHOLE    19    7.62500    7.87500    355     5        0/   0     0.00000000    1718092.47    1718092.47       Inf        0.00
26    WHOLE    18    7.50000    7.75000    351     9        0/   0     0.00000000     782960.00     782960.00       Inf        0.00
27    WHOLE    17    7.37500    7.62500    355     5        0/   0     0.00000000     909703.21     909703.21       Inf        0.00
28    WHOLE    16    7.25000    7.50000    356     4        0/   0     0.00000000    1555135.97    1555135.97       Inf        0.00
29    WHOLE    15    7.12500    7.37500    355     5        0/   0     0.00000000     517997.14     517997.14       Inf        0.00
30    WHOLE    14    7.00000    7.25000    355     5        0/   0     0.00000000    4433159.94    4433159.94       Inf        0.00
31    WHOLE    13    6.87500    7.12500    350     9        0/   0     0.00000000    5517330.20    5517330.20       Inf        0.00
32    WHOLE    12    6.75000    7.00000    355     5        0/   0     0.00000000    6153523.91    6153523.91       Inf        0.00
33    WHOLE    11    6.62500    6.87500    355     5        0/   0     0.00000000   12156282.37   12156282.37       Inf        0.00
34    WHOLE    10    6.50000    6.75000    355     5        0/   0     0.00000000   10206290.09   10206290.09       Inf        0.00
35    WHOLE     9    6.12500    6.37500    357     3        0/   0     0.00000000     787239.68     787239.68       Inf        0.00
36    WHOLE     8    6.00000    6.25000    356     4        0/   0     0.00000000    1153270.49    1153270.49       Inf        0.00
37    WHOLE     7    5.87500    6.12500    356     4        0/   0     0.00000000    1436739.33    1436739.33       Inf        0.00
38    WHOLE     6    5.75000    6.00000    352     8        0/   0     0.00000000    1586060.16    1586060.16       Inf        0.00
39    WHOLE     5    5.62500    5.87500    355     5        0/   0     0.00000000    1431050.82    1431050.82       Inf        0.00
40    WHOLE     4    5.37500    5.62500    352     8        0/   0     0.00000000    2064913.93    2064913.93       Inf        0.00
41    WHOLE     3    5.33500    5.62500    353     7        0/   0     0.00000000    1032753.62    1032753.62       Inf        0.00
42    WHOLE     2    5.25000    5.50000    352     8        0/   0     0.00000000    1222524.75    1222524.75       Inf        0.00
43    WHOLE     1    5.00000    5.25000    353     7        0/   0     0.00000000     443732.58     443732.58       Inf        0.00

                                   6.80 354.05  5.56                                69349430.94   69349430.94       Inf        0.00

                            MALT0404  30 year  5.7's        Date:04/08/2004   13:14:01
====================================================================================================================================
 UBS Investment Bank     |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0
 Closing Date: 4/30/2004 |WHOLE  30 year  Pricing Speed: 100 PPC               |PacI %: 0.00   Indices:  1ML  1.120
 First Pay: 5/25/2004    |WAC:5.90   WAM:356.60                                |
====================================================================================================================================
Tranche                               Payment     Aver.         Tx   Spread Yield   Price                 Day
 Name        Bal(MM)       Coupon      Window     Life    Dur   Yr        bp          %     Description   Del   Deal%
------------------------------------------------------------------------------------------------------------------------------------
  1A1      68,702,350.68   5.50000   5/04- 1/34    5.11          5                                         24   95.25
  2A1      22,690,268.75   6.00000   5/04- 2/34    5.16          5                                         24   95.06
  3A1      34,465,338.03   4.50000   5/04- 1/19    4.03          4                                         24   96.85
  4A1      40,692,980.25   5.00000   5/04- 2/19    4.08          4                                         24   96.85
  5A1      45,777,029.48   5.50000   5/04- 2/19    4.07          4                                         24   94.81
  6A1      55,990,944.49   5.50000   5/04- 2/34    5.06          5                                         24   93.12
  7A1      64,291,448.96   6.00000   5/04- 2/34    5.09          5                                         24   93.60
  8A1      28,289,111.81   6.50000   5/04- 2/34    5.13          5                                         24   93.52
  9A1     121,149,394.08   5.50000   5/04- 2/19    4.04          4                                         24   95.13
 10A1         25,673,571   5.00000   5/04- 2/24    4.62         -2                                         24   92.74
 10A2       1,000,000.70   5.00000   5/04- 2/24    4.62         -2                                         24    3.61
 11A1      64,281,595.36   6.00000   5/04- 1/34    4.40          4                                         24   92.69

PPC: 4 to 16 over 12 months;

10A1: super senior
10A2: senior support

 Paydown Rules:
Group1:
        Pay 1A1, until retired;

Group2:
        Pay 2A1, until retired;

Group3:
        Pay 3A1, until retired;

Group4:
        Pay 4A1, until retired;

Group5:
        Pay 5A1, until retired;

Group6:
        Pay 6A1, until retired;

Group7:
        Pay 7A1, until retired;

Group8:
        Pay 8A1, until retired;

Group9:
        Pay 9A1, until retired;

Group10:
        Pay 10A1, and 10A2, pro-rata, until retired;

Group11:
        Pay 11A1, until retired;



--------------------------------------------------------------------------------
================================================================================

                       Collateral
GROUP1:

Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   57,546,180    5.735   PPC 100   357     3   5.985
WHOLE   14,584,358    5.317   PPC 100   355     5   5.567

GROUP2:
                       Collateral

Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE    9,387,695    6.299   PPC 100   358     2   6.549
WHOLE   14,481,723    6.000   PPC 100   358     2    6.25

GROUP3:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   31,591,799    4.854   PPC 100   177     3   5.104
WHOLE    3,993,427    4.469   PPC 100   177     3   4.719

GROUP4:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   42,016,500    5.184   PPC 100   178     2   5.184

GROUP5:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   21,350,357    5.796   PPC 100   178     2   6.046
WHOLE   26,931,121    5.435   PPC 100   178     2   5.685

GROUP6:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   41,221,011    5.688   PPC 100   358     2   5.938
WHOLE   18,909,273    5.345   PPC 100   358     2   5.595

GROUP7:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   36,999,891    6.183   PPC 100   358     2   6.433
WHOLE   31,687,421    5.948   PPC 100   358     2   6.199

GROUP8:
Type     Balance     Coupon   Prepay    WAM   Age    WAC
WHOLE   15,983,624    6.907   PPC 100   358     2   7.157
WHOLE   14,266,685    6.433   PPC 100   358     2   6.683

GROUP10:
WHOLE   26,626,549    5.623   PPC 100   238     2   5.873
WHOLE    1,057,566    4.947   PPC 100   238     2   5.197

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.